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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                -----------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 25, 2002
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                                  GenCorp Inc.
                            -----------------------
               (Exact Name of Registrant as Specified in Charter)



            Ohio                         1-01520               34-0244000
            ----                         -------               ----------
(State or Other Jurisdiction        (Commission File          IRS Employer
      of Incorporation)                  Number)           Identification No.)



Highway 50 and Aerojet Road, Rancho Cordova, California          95670
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         (Address of Principal Executive Offices)              (Zip Code)


P.O. Box 537012, Sacramento, California                        95853-7012
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         (Mailing Address)                                     (Zip Code)


        Registrant's telephone number, including area code (916) 355-4000
                                                           --------------

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ITEM 7.  EXHIBITS
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Table                                                                                    Exhibit
Item No.  Exhibit Description                                                             Number
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
     99   GenCorp Inc.'s press release dated June 25, 2002, in which GenCorp               99.1
          announced second quarter 2002 results.
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ITEM 9. REGULATION FD DISCLOSURE

Attached hereto as Exhibit 99.1 and incorporated herein by this reference is the text of the registrant's press release which was issued on June 25, 2002.

Exhibit 99.1 is a GenCorp Inc. press release dated June 25, 2002 in which GenCorp announced second quarter earnings per diluted share of $0.23 excluding unusual items. GenCorp reported segment operating profit of $21 million for the second quarter of 2002 as compared to $14 million for the second quarter of 2001.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                GENCORP INC.


                                        By:    /s/ William R. Phillips
                                               -----------------------
                                        Name:  William R. Phillips
                                        Title: Senior Vice President, Law,
                                               General Counsel and Secretary

Dated:  June 25, 2002